UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

NUKKLEUS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NUKK	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	NUKKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 20, 2025, Nukkleus Inc. (“Nukkleus” or the “Company”) entered into an Exclusive Distribution Agreement (the “Agreement”) with Blade Ranger Ltd. (“Blade Ranger”), an Israeli public company specializing in development of drones payloads.

Blade Ranger develops and commercializes drone technologies for the solar energy market. In addition, it has developed a payload that is used by defense and homeland security forces.

Pursuant to the Agreement, Blade Ranger granted Nukkleus exclusive distribution rights for defense and homeland security sector in the United States for its proprietary product - a unique drone payload that can be used by military forces and homeland security organizations.

Nukkleus shall pay Blade Ranger $100,000 for the exclusive U.S. rights, with the first payment is to be made by the end of November 2025, and equal payments are due at the end of the next three consecutive quarters. The Company committed to purchase 5 units in Year 1, 10 units in Year 2, and 15 units in Year 3. Upon meeting these targets, the Agreement extends for an additional five years with a 20 unit annual commitment. If Nukkleus achieves 125% of revenue targets in any year, it will receive an 8% credit on annual purchases.

As part of this strategic shift, Nukkleus will incorporate a new subsidiary in Delaware, Nukkleus Defense Technologies, Inc., to focus on the commercialization of third-party defense-related products, technologies and solutions (including the Blade Ranger products) and to explore the development and commercialization of proprietary solutions targeting defense and aerospace markets.

The above description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1+	Exclusive Distribution Agreement between Nukkleus Inc. and Blade Ranger Ltd., dated August 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: August 25, 2025	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer

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